Goodwill and Other Intangible Assets - Schedule of Net Carrying Amounts of Goodwill, Licenses, Trade Name and Customer Relationships (Details) - INXS [Member] $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Net Carrying Amounts of Goodwill, Licenses, Trade Name and Customer Relationships [Line Items]
Goodwill	$ 1,017
Licenses	1,200
Customer Relationships	283
Total Intangible Assets	$ 1,483